Morgan Stanley India Investment Fund, Inc.

Portfolio of Investments

Third Quarter Report

September 30, 2020 (unaudited)

	Shares	Value (000)
Common Stocks (93.8%)
Auto Components (4.7%)
Balkrishna Industries Ltd.	252,532	$5,064
Bharat Forge Ltd.	649,523	3,954
Varroc Engineering Ltd.	472,287	1,975
		10,993
Automobiles (3.1%)
Eicher Motors Ltd.	243,320	7,265
Banks (15.1%)
Axis Bank Ltd. (a)	1,749,882	10,127
HDFC Bank Ltd. (a)	641,066	9,411
ICICI Bank Ltd. (a)	3,303,144	15,971
		35,509
Chemicals (3.6%)
Aarti Industries Ltd.	99,403	1,369
SRF Ltd.	126,013	7,075
		8,444
Construction & Engineering (5.9%)
KEC International Ltd.	990,983	4,630
Larsen & Toubro Ltd.	395,651	4,852
Voltas Ltd.	466,942	4,321
		13,803
Construction Materials (3.9%)
Ramco Cements Ltd. (The)	421,578	4,310
Shree Cement Ltd.	17,332	4,775
		9,085
Consumer Finance (4.3%)
Cholamandalam Investment and Finance Co., Ltd.	2,040,673	6,924
SBI Cards & Payment Services Ltd.	282,049	3,257
		10,181
Electric Utilities (0.9%)
Tata Power Co., Ltd. (The)	3,111,995	2,256
Equity Real Estate Investment Trusts (REITs) (1.7%)
Mindspace Business Parks REIT (a)	993,600	4,098

Gas Utilities (3.2%)
Indraprastha Gas Ltd.	829,153	4,367
Mahanagar Gas Ltd.	292,675	3,304
		7,671
Health Care Providers & Services (3.3%)
Apollo Hospitals Enterprise Ltd.	269,310	7,848
Information Technology Services (12.9%)
Infosys Ltd.	1,759,894	24,199

Morgan Stanley India Investment Fund, Inc.

Portfolio of Investments

Third Quarter Report

September 30, 2020 (unaudited)(cont’d)

Larsen & Toubro Infotech Ltd.	176,581	6,106
		30,305
Insurance (4.4%)
ICICI Prudential Life Insurance Co., Ltd.	699,973	4,005
SBI Life Insurance Co., Ltd. (a)	570,687	6,280
		10,285
Oil, Gas & Consumable Fuels (12.6%)
Petronet LNG Ltd.	2,472,087	7,407
Reliance Industries Ltd.	858,359	22,180
		29,587
Personal Products (2.3%)
Marico Ltd.	1,096,665	5,402
Pharmaceuticals (4.9%)
Alkem Laboratories Ltd.	108,996	4,117
Eris Lifesciences Ltd.	331,503	2,425
Natco Pharma Ltd.	395,547	5,109
		11,651
Thrifts & Mortgage Finance (1.3%)
Aavas Financiers Ltd. (a)	157,774	3,070
Wireless Telecommunication Services (5.7%)
Bharti Airtel Ltd.	2,366,583	13,531
Total Common Stocks (Cost $191,689)		220,984

Short-Term Investment (0.9%)
Investment Company (0.9%)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (b) (Cost $2,007)	2,006,979	2,007
Total Investments (94.7%) (Cost $193,696) (c)(d)(e)		222,991
Other Assets in Excess of Liabilities (5.3%)		12,466
Net Assets (100.0%)		$235,457

(a)	Non-income producing security.
(b)	The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio - (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the nine months ended September 30, 2020, advisory fees paid were reduced by approximately $3,000 relating to the Fund's investment in the Liquidity Funds.
(c)	The approximate fair value and percentage of net assets, $209,621,000 and 89.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in the Notes to the Portfolio of Investments.
(d)	The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the nine months ended September 30, 2020, the Fund did not engage in any cross-trade transactions.
(e)	At September 30, 2020, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $44,249,000 and the aggregate gross unrealized depreciation is approximately $14,954,000, resulting in net unrealized appreciation of approximately $29,295,000.
REIT	Real Estate Investment Trust.

Morgan Stanley India Investment Fund, Inc.

Portfolio of Investments

Third Quarter Report

September 30, 2020 (unaudited)

Portfolio Composition
Classification	Percentage of Total Investments
Other*	39.7%
Banks	15.9
Information Technology Services	13.6
Oil, Gas & Consumable Fuels	13.3
Construction & Engineering	6.2
Wireless Telecommunication Services	6.1
Pharmaceuticals	5.2
Total Investments	100.0%

*	Industries and/or investment types representing less than 5% of total investments.

Morgan Stanley India Investment Fund, Inc.

Notes to the Portfolio of Investments ▪ September 30, 2020 (unaudited)

Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company (“MSIM Company”) (the “Sub-Adviser”), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange (“NYSE”). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley India Investment Fund, Inc.

Portfolio of Investments

Third Quarter Report

September 30, 2020 (unaudited)(cont’d)

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2020:

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Auto Components	$—	$10,993	$—	$10,993
Automobiles	7,265	—	—	7,265
Banks	—	35,509	—	35,509
Chemicals	—	8,444	—	8,444
Construction & Engineering	—	13,803	—	13,803
Construction Materials	—	9,085	—	9,085
Consumer Finance	—	10,181	—	10,181
Electric Utilities	—	2,256	—	2,256
Equity Real Estate Investment Trusts (REITs)	4,098	—	—	4,098
Gas Utilities	—	7,671	—	7,671
Health Care Providers & Services	—	7,848	—	7,848
Information Technology Services	—	30,305	—	30,305
Insurance	—	10,285	—	10,285
Oil, Gas & Consumable Fuels	—	29,587	—	29,587
Personal Products	—	5,402	—	5,402
Pharmaceuticals	—	11,651	—	11,651
Thrifts & Mortgage Finance	—	3,070	—	3,070
Wireless Telecommunication Services	—	13,531	—	13,531
Total Common Stocks	11,363	209,621	—	220,984
Short-Term Investment
Investment Company	2,007	—	—	2,007
Total Assets	$13,370	$209,621	$—	$222,991